SCUDDER
                                                                     INVESTMENTS



                            Scudder Development Fund

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                                Class AARP and Class S Shares
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                             |
                             |  Annual Report
                             |  July 31, 2001

      The fund seeks long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth.

Contents
--------------------------------------------------------------------------------

   3    Letter from the Fund's President

   4    Performance Summary

   6    Portfolio Management Review

  13    Portfolio Summary

  15    Investment Portfolio

  20    Financial Statements

  23    Financial Highlights

  25    Notes to Financial Statements

  32    Report of Independent Accountants

  33    Tax Information

  34    Officers and Trustees

  35    Investment Products and Services

  37    Account Management Resources




Scudder Development Fund               Ticker Symbol     Fund Number
------------------------------------------------------------------------
Class AARP                                 SDVLX             167
------------------------------------------------------------------------
Class S                                    SCDVX             067
------------------------------------------------------------------------

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President
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Dear Shareholder,

Throughout the difficult market environment of the past 12 months, growth stocks, as a group, have been one of the worst-performing asset classes within the U.S. stock market. Scudder Development Fund -- which invests entirely in growth stocks -- did not perform well in this environment, falling 38.43 percent (Class S shares) over the 12-month period ended July 31, 2001.

We understand that seeing the value of your investment decline can be exceptionally difficult, even for investors who are committed to stocks for the long term. However, it is often when the investment backdrop appears to be the most challenging that opportunities can be the most prevalent. By making the decision to sell when an asset class has fallen sharply, you can avoid further fluctuations in the financial markets and reduce your short-term risk. But you also run the risk of missing a rally as the climate improves and investors start buying to take advantage of potentially attractive opportunities. We believe that even when a particular asset class -- such as growth stocks -- is out of favor with the market, investors should remain diversified in order to better position their portfolios for the ever-changing investment climate.

Thank you for investing with Scudder. If you have any questions regarding Scudder Development Fund, please call us toll-free or visit us on the Web.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Development Fund

   ----------------------------------------------------------------------------
                    AARP Investment Program            Scudder Class S
   Web site:           aarp.scudder.com                 myScudder.com
   Toll-free:           1-800-253-2277                  1-800-SCUDDER
   ----------------------------------------------------------------------------

Performance Summary                                               July 31, 2001
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Average Annual Total Returns
--------------------------------------------------------------------------------
Scudder Development Fund                     1-Year    3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Class S                                     -38.43%    -3.29%    1.84%     7.51%
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S&P 500 Index+                              -14.32%     3.93%   15.29%    14.46%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.
Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------
                                                       Class AARP      Class S
--------------------------------------------------------------------------------
Net Asset Value:
7/31/01                                                $   23.35     $   23.35
--------------------------------------------------------------------------------
10/2/00 (inception date of Class AARP) and 7/31/00
(Class S net asset value)                              $   47.06     $   44.92
--------------------------------------------------------------------------------
Distribution Information
Twelve Months:
  Capital Gains Distributions                          $    5.85     $    5.85
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Class S Lipper Rankings
--------------------------------------------------------------------------------
                                                         Number of
                                                           Funds      Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      257     of      400          65
--------------------------------------------------------------------------------
3-Year                                      222     of      251          89
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5-Year                                      166     of      168          99
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10-Year                                     42      of      43           96
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.
Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment
--------------------------------------------------------------------------------


                          Yearly periods ended July 31
--------------------------------------------------------------------------------

      Scudder Development
        Fund -- Class S     S&P 500 Index+

             10000              10000
             10738              11281
             12275              12267
             11269              12899
             17496              16267
             18829              18960
             22031              28848
             22801              34413
             25950              41367
             33534              45089
             20647              38361


--------------------------------------------------------------------------------
 Comparative Results
--------------------------------------------------------------------------------
                                        1-Year     3-Year     5-Year     10-Year
--------------------------------------------------------------------------------
Scudder            Growth of $10,000     $6,157     $9,044    $10,953    $20,647
Development        -------------------------------------------------------------
Fund -- Class S    Average annual
                   total return         -38.43%     -3.29%      1.84%      7.51%
--------------------------------------------------------------------------------
S&P 500 Index+     Growth of $10,000     $8,568    $11,226    $20,375    $38,631
                   -------------------------------------------------------------
                   Average annual
                   total return         -14.32%      3.93%     15.29%     14.46%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Since adopting its current objective, the cumulative return is -23.88%.

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The unmanaged index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

On October 2, 2000, Scudder Shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP. The total return information provided is for the Fund's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review
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Scudder Development Fund: A Team Approach to Investing

Scudder Development Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Sewall F. Hodges joined the Advisor in 1995 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Mr. Hodges has 15 years of experience in global analysis and portfolio management.

Portfolio Manager J.C. Cabrera joined the Advisor and the fund in 1999. Mr. Cabrera has 12 years of portfolio management experience.

In the following interview, Sewall Hodges and J.C. Cabrera, portfolio managers of Scudder Development Fund, discuss the fund's market environment and strategy for the 12-month period ended July 31, 2001, as well as provide an outlook for the year ahead.

                     Q: Aggressive growth stocks were exceptionally volatile during the past 12 months. How did Scudder Development Fund perform in this environment?

                     A: We are disappointed with our results. Scudder Development Fund fell 38.43 percent (Class S shares) for the 12-month period ended July 31, 2001. The fund's benchmark -- the unmanaged Standard & Poor's 500 Index -- fell 14.32 percent over the same period, while the average fund in Lipper's multi-cap growth funds category declined
                     33.99 percent.

                     Information technology stocks suffered the largest decline of any sector during the period. Many software, telecommunications and Internet-related companies lost more than half their value. Some fell as much as 90 percent. Stocks in many other industries lost substantial ground as well. Overall, the short-term corporate profit picture grew grim amid a global economic slowdown. Beginning with a surprise interest rate cut in early January, the Federal Reserve Board slashed short-term lending rates. However, the Fed's action was not enough to avoid a credit crunch that has hit aggressive growth companies hard. Steep declines in corporate capital spending plans have reduced demand for a wide range of products, prompting analysts to slash earnings estimates for many stocks that fit the fund's aggressive growth investment discipline.

                     Q: How was the fund's portfolio positioned during the year?

                     A: Scudder Development Fund began the 2001 fiscal year with more than half its portfolio in information technology stocks, a much greater weighting for that sector relative to the Standard & Poor's 500 Index. This positioning, which we maintained throughout the 12 months ended July 31, 2001, was a major contributor to our negative results. Severe declines in some of our top 10 holdings, such as Mercury Interactive, a producer of automated software testing tools, and Time Warner Telecom, a telecommunications services provider, more than offset the benefits of the fund's strong cash position. During the year, the fund's cash position increased from 10 percent to 14 percent in an effort to preserve capital, as short-term market conditions grew treacherous.

                     During the 12 months ended July 31, 2001, many high-profile large-cap technology and telecom companies had huge multi-billion-dollar asset write downs and negative earnings surprises. This trend weighed heavily on growth stock performance, even for companies whose operations were only mildly affected by a slowdown in sales. For much of the fiscal year, we succeeded in selecting a core group of technology and non-technology companies that held up relatively well against the market storm. However, beginning in April, many of the portfolio's historical performance pillars collapsed as a wave of selling left very few aggressive growth stocks unscathed. Among the casualties were Symbol Technologies, which manufactures bar code laser scanners and was a portfolio holding as of July 31, 2001.

                     Q: How did sectors other than information technology perform? Were there any notable successes or themes that worked?

                     A: Consumer cyclical and services stocks offered mixed opportunities. Within the consumer area, we capitalized on two cultural trends through two stocks that provided outstanding yearly results.

                     First, the stock of Harley-Davidson, the motorcycle manufacturer and the fund's 10th largest holding at the start of the fiscal year, benefited from enthusiasm for high-end motorcycles such as its "Fat Boy" line among members of the baby boom generation. During the year, Harley-Davidson expanded its domestic assembly operations and had also achieved the top sales position among heavy motorcycle manufacturers in Japan. Harley-Davidson was Scudder Development Fund's fifth largest holding as of July 31, 2001.

                     Second, as consumers put a greater percentage of their routine purchases on credit cards in the past year, the fund's position in Concord EFS did well. Concord provides electronic transaction authorization, processing, settlement, and transfer services and its stock price more than doubled in value during the 12 months ended July 31, 2001. Although not a top 10 holding at year's end, it was one of the fund's strongest positive contributors to performance.

                     Q: What's your strategy for the year ahead?

                     A: It has become much tougher for companies of all sizes to secure financing and retain investor confidence. That's made our stock-screening process more challenging and yet more important than ever. We will continue to focus on well-run companies that we believe have both the strongest growth potential and a lower risk profile. Especially in a slowing economy, we believe it is imperative to closely monitor the fundamental operations of every stock in the fund's portfolio, particularly technology companies and smaller businesses. We look for companies that historically have had the lowest probability of negative earnings surprises.

                     Overall, we will seek stocks with three primary characteristics:

                     o rapid revenue growth

                     o solid products with leading market share

                     o skilled management teams

                     Rapid revenue growth can be a leading indicator of a company's prospects. But revenue growth without profits can be a recipe for disaster and bankruptcy, as we've seen with many Internet-related companies. In the year ahead, we believe investors are likely to focus on a company's ability to turn product sales and service revenues into earnings per share, and its ability to maintain profit margins even if revenues do not meet expectations.

                     When we look at a company's management team, we search for signs of weakness, such as the departure of key employees, changes in top management or an inability to execute business plans. The lessons of the past year illustrate that to preserve capital in a weak market, it is vital to continually eliminate the portfolio's weakest links.

--------------------------------------------------------------------------------
 Fund weightings by market capitalization
--------------------------------------------------------------------------------

Percent of fund's net assets in                         7/31/01        7/31/00
--------------------------------------------------------------------------------
Large-cap stocks                                         31.7%          47.7%
--------------------------------------------------------------------------------
Mid-cap stocks                                           48.3%          37.0%
--------------------------------------------------------------------------------
Small-cap stocks                                         20.0%          15.3%
--------------------------------------------------------------------------------

Small-cap is defined as stocks with market capitalizations of $2 billion or less; large cap is defined as stocks with market capitalizations of $10 billion or more.
Source: Zurich Scudder Investments, Inc.

                     Q: Small- and mid-size company stocks have historically had a higher risk profile than stocks of large companies. Will you comment on the relative attractiveness of small- and mid-size companies in the current market environment?

                     A: Overall, we believe small-cap and mid-size stocks are better positioned to benefit from falling interest rates than large-caps in the coming months. Since July 31, 2000, we have increased our weighting in companies with market values of less than $2 billion from 15 percent of the portfolio to 20 percent. Overall, more than two-thirds of the portfolio was invested in companies with market values of less than $10 billion as of July 31, 2001.

                     In our view, the Federal Reserve's slashing of short-term rates by 275 basis points since January should help small- and mid-size companies even more than large ones. Our analysis shows that relative to large-cap stocks, small-cap stocks are generally trading at more attractive price-to-earnings (P/E) ratios. The P/E of the average stock in the small-cap focused Russell 2000 Growth Index was 35.7 times estimated 2001 earnings. That compares favorably with the 47.9 P/E of the average stock in the large-cap oriented Russell 1000 Growth Index. What's more, by our estimate, the long-term future earnings growth rate of small-cap stocks currently is higher (about

                     27 percent) than that of large-cap stocks (24 percent). Of course, small-cap stocks generally have a much higher risk profile than stocks of larger, more established companies.

                     Based on our analysis, Scudder Development Fund's holdings have a substantially stronger earnings outlook on a year-over-year and longer-term basis than that of the market. We believe companies in niche markets, with solid franchises and strong, predictable earnings, should fare well over the long term.

                     While now may not be the perfect time to increase the risk profile of one's investment portfolio, in our view, the current economic downturn may turn out to be less severe than some investors anticipate. Oil prices are not excessively high. Real estate is not depressed and overall there has been very little change in people's discretionary spending patterns. We believe this bodes well for aggressive growth stocks and Scudder Development Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                  July 31, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Asset Allocation                                       7/31/01        7/31/00
--------------------------------------------------------------------------------
Common Stocks                                              86%            90%
Cash Equivalents                                           14%            10%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Sector Diversification (Excludes Cash Equivalents)     7/31/01        7/31/00
--------------------------------------------------------------------------------
Technology                                                 51%            58%
Health                                                     12%            10%
Service Industries                                         10%            10%
Energy                                                      9%             3%
Consumer Discretionary                                      5%             5%
Media                                                       3%             3%
Communications                                              3%             7%
Financial                                                   3%             --
Manufacturing                                               2%             --
Other                                                       2%             4%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Asset allocation and sector diversification are subject to change.

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at July 31, 2001* (30.0% of Portfolio)      Percent
--------------------------------------------------------------------------------
 1. Andrx Group                                                             4.8%
    Producer of generic controlled-released oral pharmaceuticals
--------------------------------------------------------------------------------
 2. Fiserv, Inc.                                                            3.8%
    Provider of data processing services
--------------------------------------------------------------------------------
 3. Mercury Interactive Corp.                                               3.4%
    Producer of automated software testing tools
--------------------------------------------------------------------------------
 4. Microsoft Corp.                                                         3.1%
    Developer of computer software
--------------------------------------------------------------------------------
 5. Harley-Davidson, Inc.                                                   2.9%
    Manufacturer of motorcycles
--------------------------------------------------------------------------------
 6. PeopleSoft, Inc.                                                        2.9%
    Manufacturer of human resource management software
--------------------------------------------------------------------------------
 7. State Street Corp.                                                      2.4%
    Provider of custodian banking services
--------------------------------------------------------------------------------
 8. Time Warner Telecom, Inc.                                               2.3%
    Provider of telecommunications services
--------------------------------------------------------------------------------
 9. Check Point Software Technologies Ltd.                                  2.2%
    Developer of management solutions for active networks
--------------------------------------------------------------------------------
10. Vitesse Semiconductor Corp.                                             2.2%
    Manufacturer of digital integrated circuits
--------------------------------------------------------------------------------
* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                         as of July 31, 2001
--------------------------------------------------------------------------------



                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 85.8%
--------------------------------------------------------------------------------

Communications 2.4%
--------------------------------------------------------------------------------

Telephone/Communications
JDS Uniphase Corp.* (Provider of advanced
  fiber-optic components and modules)                   55,100         509,124
Time Warner Telecom, Inc. "A"* (Provider of
  telecommunication services)                          364,600      10,248,906
--------------------------------------------------------------------------------
                                                                    10,758,030
--------------------------------------------------------------------------------

Consumer Discretionary 3.9%
--------------------------------------------------------------------------------

Apparel & Shoes 1.0%
Tommy Hilfiger Corp.* (Designer and marketer of
  apparel)                                             307,800       4,389,228
--------------------------------------------------------------------------------

Recreational Products 2.9%
Harley-Davidson, Inc. (Manufacturer of
  motorcycles)                                         255,100      13,165,711
--------------------------------------------------------------------------------

Durables 1.9%
--------------------------------------------------------------------------------

Telecommunications Equipment
Sonus Networks, Inc.* (Provider of voice
  infrastructure products)                             154,800       3,396,312
Spectrasite Holdings, Inc.* (Developer of tower
  networks for the wireless communications
  industry)                                            890,300       4,887,747
--------------------------------------------------------------------------------
                                                                     8,284,059
--------------------------------------------------------------------------------

Energy 7.4%
--------------------------------------------------------------------------------

Oil & Gas Production 5.9%
Anadarko Petroleum Corp. (Explorer and producer
  of crude oil and natural gas)                         75,300       4,277,040
EOG Resources, Inc. (Explorer and producer of
  oil and gas)                                         219,500       7,759,325
Nabors Industries, Inc.* (Contractor of land
  drilling)                                            179,000       5,244,700
Talisman Energy, Inc. (Explorer of oil and gas)        232,500       9,163,602
--------------------------------------------------------------------------------
                                                                    26,444,667
--------------------------------------------------------------------------------

Oilfield Services/Equipment 1.5%
Precision Drilling Corp.* (Provider of contract
  well drilling and other services to the oil
  and gas industry)                                    240,200       6,833,690


    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Financial 2.4%
--------------------------------------------------------------------------------

Banks
State Street Corp. (Provider of custodian
  banking services)                                    199,000      10,700,230
--------------------------------------------------------------------------------

Health 9.9%
--------------------------------------------------------------------------------

Biotechnology 0.9%
QLT PhotoTherapeutics, Inc.* (Developer of
  pharmaceutical products)                             141,700       2,986,373
Waters Corp.* (Provider of high-performance
  liquid chromatography products and services)          38,200       1,126,900
--------------------------------------------------------------------------------
                                                                     4,113,273
--------------------------------------------------------------------------------

Health Industry Services 1.0%
DaVita Inc.* (Provider of dialysis services)           212,000       4,545,280
--------------------------------------------------------------------------------

Medical Supply & Specialty 6.3%
Andrx Group* (Producer of generic
  controlled-released oral pharmaceuticals)            317,400      21,548,286
Medtronic, Inc. (Manufacturer of cardiac
  pacemakers)                                          137,054       6,582,704
--------------------------------------------------------------------------------
                                                                    28,130,990
--------------------------------------------------------------------------------

Pharmaceuticals 1.7%
Biovail Corp.* (Producer of pharmaceuticals)           163,100       7,675,486
--------------------------------------------------------------------------------

Manufacturing 1.9%
--------------------------------------------------------------------------------

Electrical Products 1.4%
Nanometrics, Inc.* (Manufacturer of products for
  advanced integrated circuit, flat panel
  display and magnetic heads)                          192,800       6,362,400
--------------------------------------------------------------------------------

Industrial Specialty 0.5%
Corning, Inc. (Manufacturer of specialty glass)        135,900       2,128,194
--------------------------------------------------------------------------------

Media 2.5%
--------------------------------------------------------------------------------

Broadcasting & Entertainment
Univision Communication, Inc. "A"* (Provider of
  Spanish broadcasting services)                       210,600       8,040,708
Viacom, Inc. "B"* (Provider of a wide range of
  entertainment and communication services)             63,800       3,177,240
--------------------------------------------------------------------------------
                                                                    11,217,948


    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Miscellaneous 0.2%
--------------------------------------------------------------------------------

Miscellaneous
PDF Solutions, Inc.* (Provider of infrastructure
  technologies and services)                            59,400         940,302
--------------------------------------------------------------------------------

Service Industries 8.9%
--------------------------------------------------------------------------------

EDP Services 4.3%
Fiserv, Inc.* (Provider of data processing
  services)                                            296,400      17,007,432
Micromuse, Inc.* (Developer of software
  solutions to manage information technology
  infrastructure)                                      159,500       2,435,565
--------------------------------------------------------------------------------
                                                                    19,442,997
--------------------------------------------------------------------------------

Miscellaneous Commercial Services 2.9%
Concord EFS, Inc.* (Provider of electronic
  transaction authorization, processing,
  settlement and transfer services)                     56,750       3,256,315
Paychex, Inc. (Provider of payroll and human
  resources services)                                  185,800       7,301,940
Plexus Corp.* (Provider of product realization
  services)                                             63,500       2,273,935
--------------------------------------------------------------------------------
                                                                    12,832,190
--------------------------------------------------------------------------------

Printing/Publishing 1.7%
Dow Jones & Co., Inc. (Operator of business
  publications and financial news business)            129,700       7,382,524
--------------------------------------------------------------------------------

Technology 43.8%
--------------------------------------------------------------------------------

Computer Software 16.1%
BEA Systems, Inc.* (Developer of computer
  software)                                            120,400       2,654,820
Brocade Communications Systems, Inc.* (Provider
  of switching solutions for storage area
  networks)                                            123,900       4,077,549
Check Point Software Technologies, Ltd.*
  (Developer of management solutions for active
  networks)                                            221,900       9,816,856
Comverse Technologies, Inc.* (Designer of
  software for multimedia communications)               99,800       2,822,344
HPL Technologies, Inc. (Provider of
  yield-optimization software)                          15,500         170,500
Intuit, Inc.* (Provider of financial software
  for households and small businesses)                 266,900       9,176,022
Microsoft Corp.* (Developer of computer software) 211,800 14,019,042 PeopleSoft, Inc.* (Manufacturer of human
  resource management software)                        298,100      13,018,027


    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

RSA Security, Inc.* (Provider of Internet
  security solutions for electronic businesses
  worldwide)                                           146,650       3,591,458
SAP AG (ADR) (Manufacturer of computer software)       128,200       4,625,456
Verity, Inc.* (Developer of software tools and
  applications for locating information on
  various networks and databases)                      462,500       8,121,500
--------------------------------------------------------------------------------
                                                                    72,093,574
--------------------------------------------------------------------------------

Diverse Electronic Products 1.4%
Teradyne, Inc.* (Manufacturer of electronic test
  equipment)                                           178,200       6,055,236
--------------------------------------------------------------------------------

EDP Peripherals 6.9%
EMC Corp.* (Provider of enterprise storage
  systems, software, networks and services)            174,000       3,431,280
Mercury Interactive Corp.* (Producer of
  automated software testing tools)                    391,000      15,116,060
Network Appliance, Inc.* (Designer and
  manufacturer of network data storage devices)        265,100       3,308,448
Symbol Technologies, Inc. (Manufacturer of bar
  code laser scanners)                                 712,350       8,840,263
--------------------------------------------------------------------------------
                                                                    30,696,051
--------------------------------------------------------------------------------

Electronic Components/Distributors 5.2%
Analog Devices, Inc.* (Manufacturer of
  integrated circuits)                                 173,200       7,967,200
Applied Micro Circuits Corp.* (Designer and
  manufacturer of high-bandwidth silicon
  solutions)                                            99,600       1,707,144
Cisco Systems, Inc.* (Developer of computer
  network products)                                    247,800       4,762,716
Sandisk Corp.* (Manufacturer of flash memory
  data storage products)                               122,300       2,891,172
Vishay Intertechnology, Inc.* (Manufacturer of
  electronic components)                               245,000       5,892,250
--------------------------------------------------------------------------------
                                                                    23,220,482
--------------------------------------------------------------------------------

Precision Instruments 3.8%
Credence Systems Corp.* (Manufacturer of
  semiconductor testing equipment)                     363,500       7,524,450
Molecular Devices Corp.* (Developer of
  bioanalytical measurement systems)                    47,000         977,083
Photon Dynamics, Inc.* (Supplier of test,
  inspection and repair systems for the flat
  panel manufacturing industry)                        216,800       8,433,520
--------------------------------------------------------------------------------
                                                                    16,935,053


    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Semiconductors 10.4%
Cirrus Logic, Inc.* (Manufacturer of integrated
  circuits)                                            109,400       2,023,900
Elantec Semiconductor, Inc.* (Designer and
  manufacturer of analog integrated circuits)           98,400       3,714,600
Linear Technology Corp. (Manufacturer of
  integrated circuits)                                 216,400       9,430,712
Microchip Technology, Inc.* (Manufacturer of
  high performance, field programmable
  microcontrollers and specialty memory products)      140,200       5,089,260
Pericom Semiconductor Corp.* (Developer of
  integrated circuits)                                 328,200       4,939,410
QLogic Corp.* (Manufacturer of semiconductors
  and input/output products)                           101,400       3,894,774
Silicon Storage Technology, Inc.* (Designer of
  memory chips)                                        649,800       6,108,120
Siliconix, Inc.* (Manufacturer of discrete and
  integrated semiconductor products)                    45,600       1,286,832
Vitesse Semiconductor Corp.* (Manufacturer of
  digital integrated circuits)                         490,200       9,701,058
--------------------------------------------------------------------------------
                                                                    46,188,666
--------------------------------------------------------------------------------

Transportation 0.6%
--------------------------------------------------------------------------------

Air Freight
EGL, Inc.* (Provider of air freight services)          176,900       2,457,142
--------------------------------------------------------------------------------
Total Common Stocks (Cost $469,871,039)                            382,993,403
--------------------------------------------------------------------------------


                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------
 Cash Equivalents 14.2%
--------------------------------------------------------------------------------

Zurich Scudder Cash Management QP Trust, 3.93%**
  (Cost $63,568,483)                                63,568,483      63,568,483
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $533,439,522) (a)       446,561,886
--------------------------------------------------------------------------------

* Non-income producing security.

** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $534,455,774. At July 31, 2001, net unrealized depreciation for all securities based on tax cost was $87,893,888. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,423,553 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $165,317,441.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of July 31, 2001
----------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------
Investments in securities, at value (cost $533,439,522)           $   446,561,886
----------------------------------------------------------------------------------
Dividends receivable                                                      229,288
----------------------------------------------------------------------------------
Receivable for Fund shares sold                                         1,457,409
----------------------------------------------------------------------------------
Foreign taxes recoverable                                                   2,689
----------------------------------------------------------------------------------
Other receivables                                                         629,020
----------------------------------------------------------------------------------
Total assets                                                          448,880,292
----------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------
Payable for investments purchased                                         903,100
----------------------------------------------------------------------------------
Payable for Fund shares redeemed                                        1,705,667
----------------------------------------------------------------------------------
Accrued management fee                                                    329,512
----------------------------------------------------------------------------------
Other accrued expenses and payables                                       172,101
----------------------------------------------------------------------------------
Total liabilities                                                       3,110,380
----------------------------------------------------------------------------------
Net assets, at value                                              $   445,769,912
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments                                                        (86,877,636)
----------------------------------------------------------------------------------
  Other receivables                                                   (1,162,920)
----------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                   30,458,067
----------------------------------------------------------------------------------
Paid-in capital                                                       503,352,401
----------------------------------------------------------------------------------
Net assets, at value                                              $   445,769,912
----------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------

Class AARP
Net Asset Value, offering and redemption price per share
($1,088,536 / 46,620 outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)            $         23.35
----------------------------------------------------------------------------------

Class S
Net Asset Value, offering and redemption price per share
($444,681,376 / 19,044,761 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares authorized)  $         23.35
----------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statement of Operations for the year ended July 31, 2001
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $8,501)               $       908,234
----------------------------------------------------------------------------------
Interest                                                                4,137,613
----------------------------------------------------------------------------------
Total Income                                                            5,045,847
----------------------------------------------------------------------------------
Expenses:
Management fee                                                          5,607,373
----------------------------------------------------------------------------------
Administrative fee                                                      2,202,680
----------------------------------------------------------------------------------
Services to shareholders                                                  352,333
----------------------------------------------------------------------------------
Custodian and accounting fees                                              17,778
----------------------------------------------------------------------------------
Auditing                                                                   18,252
----------------------------------------------------------------------------------
Legal                                                                       5,495
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                26,931
----------------------------------------------------------------------------------
Reports to shareholders                                                    13,289
----------------------------------------------------------------------------------
Registration fees                                                          10,939
----------------------------------------------------------------------------------
Other                                                                      19,792
----------------------------------------------------------------------------------
Total expenses, before expense reductions                               8,274,862
----------------------------------------------------------------------------------
Expense reductions                                                        (8,873)
----------------------------------------------------------------------------------
Total expenses, after expense reductions                                8,265,989
----------------------------------------------------------------------------------
Net investment income (loss)                                          (3,220,142)
----------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                            30,891,472
----------------------------------------------------------------------------------
Foreign currency related transactions                                     (7,382)
----------------------------------------------------------------------------------
                                                                       30,884,090
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                         (317,310,956)
----------------------------------------------------------------------------------
Other receivables                                                          80,094
----------------------------------------------------------------------------------
                                                                    (317,230,862)
----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (286,346,772)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (289,566,914)
----------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statements of Changes in Net Assets
----------------------------------------------------------------------------------

                                                       Years Ended July 31,
Increase (Decrease) in Net Assets                      2001             2000
----------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $   (3,220,142)  $   (7,649,538)
----------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                          30,884,090      178,797,881
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period          (317,230,862)       27,799,290
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (289,566,914)      198,947,633
----------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains:
  Class AARP                                           (142,777)               --
----------------------------------------------------------------------------------
  Class S                                          (101,275,886)    (113,693,597)
----------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                            974,469,769      890,418,676
----------------------------------------------------------------------------------
Reinvestment of distributions                         96,113,794      106,660,992
----------------------------------------------------------------------------------
Cost of shares redeemed                          (1,060,609,562)    (971,630,792)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                     9,974,001       25,448,876
----------------------------------------------------------------------------------
Increase (decrease) in net assets                  (381,011,576)      110,702,912
----------------------------------------------------------------------------------
Net assets at beginning of period                    826,781,488      716,078,576
----------------------------------------------------------------------------------
Net assets at end of period                      $   445,769,912  $   826,781,488
----------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class AARP

----------------------------------------------------------------------------------
                                                                         2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                                    $47.06
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          (.12)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (17.74)
----------------------------------------------------------------------------------
  Total from investment operations                                      (17.86)
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                         (5.85)
----------------------------------------------------------------------------------
  Total distributions                                                   (5.85)
----------------------------------------------------------------------------------
Net asset value, end of period                                          $23.35
----------------------------------------------------------------------------------
Total Return (%)                                                        (41.23)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       1
----------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.27*
----------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.27*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.43)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 61
----------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.

^b  Based on average shares outstanding during the period.

*   Annualized

**  Not annualized

Class S(a)

------------------------------------------------------------------------------------
                                   2001^c   2000^c  1999^d   1999^e   1998^e  1997^e
------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------
Net asset value, beginning of
period                              $44.92  $40.26  $42.06   $41.67  $39.02 $45.56
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b      (.17)   (.42)   (.04)    (.35)   (.41)  (.40)
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      (15.55)  11.58  (1.76)     4.49    6.94 (1.66)
------------------------------------------------------------------------------------
  Total from investment operations  (15.72)  11.16  (1.80)     4.14    6.53 (2.06)
------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions           (5.85)  (6.50)      --   (3.75)  (3.88) (4.48)
------------------------------------------------------------------------------------
  Total distributions               (5.85)  (6.50)      --   (3.75)  (3.88) (4.48)
------------------------------------------------------------------------------------
Net asset value, end of period      $23.35  $44.92  $40.26   $42.06  $41.67 $39.02
------------------------------------------------------------------------------------
Total Return (%)                    (38.43)  29.22  (4.33)**  11.65   17.86 (4.93)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                           445     827     716      775     845    862
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                        1.29   1.41^f  1.52*     1.51    1.41   1.36
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                        1.29   1.40^f  1.52*     1.51    1.41   1.36
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                           (.48)   (.95)  (1.09)*   (.94)   (.99) (1.02)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)             61     100      4*      97^g     52     52
------------------------------------------------------------------------------------

^a On October 2, 2000 existing shares of the Fund were redesignated as Class S.

^b       Based on average shares outstanding during the period.

^c       For the year ended July 31.

^d For the one month ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from June 30 to July 31.

^e       For the year ended June 30.

^f The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.40% and 1.39%, respectively.

^g The change in the investment objective during the period resulted in a higher portfolio turnover rate.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On October 2, 2000, existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. The two classes of shares provide investors with different purchase options. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as administrative fee and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

At July 31, 2001, other receivables of $629,020 (0.1% of net assets) with a cost of $1,791,940 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the year ended July 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $337,830,257 and $395,906,767, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1.00% of the Fund's first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, and 0.90% on such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with

ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2001, the fee pursuant to the Agreement and the Management Agreement amounted to $5,607,373, which was equivalent to an annual effective rate of 0.88% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets for Classes S and AARP, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through July 31, 2001, the Administrative Fee was as follows:

                                                                     Unpaid at
Administrative Fee                               Total Aggregated  July 31, 2001
--------------------------------------------------------------------------------
Class AARP                                       $      4,133     $        275
--------------------------------------------------------------------------------
Class S                                             2,198,547          146,477
--------------------------------------------------------------------------------
                                                 $  2,202,680     $    146,752
--------------------------------------------------------------------------------

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $179,331, all of which is paid at July 31, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $184,774, all of which is paid at July 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $17,190, all of which is paid at July 31, 2001.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to October 2, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $7,049, all of which is paid at July 31, 2001.

Effective October 2, 2000 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended July 31, 2001, Trustees' fees and expenses aggregated $26,931.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. Effective October 2, 2000, ZSI has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2001, totaled $518,162 and are reflected as dividend income on the statement of operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from August 1, 2000 through October 1, 2000, the Fund's custodian fees were reduced by $4. For the period from October 2, 2000 through July 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $3,511 for custodian credits earned. Prior to October 2, 2000, transfer agent fees were reduced by $5,358.

Effective October 2, 2000, transfer agent credits are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                     Year Ended July 31, 2001        Year Ended July 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares Sold
--------------------------------------------------------------------------------
Class AARP*           158,545    $  6,124,379              --     $         --
--------------------------------------------------------------------------------
Class S**          30,649,554     968,345,390      20,022,688      890,418,676
--------------------------------------------------------------------------------
                                 $974,469,769                     $890,418,676
--------------------------------------------------------------------------------

Shares Issued to Shareholders in Reinvestment of Distributions
--------------------------------------------------------------------------------
Class AARP*             4,268    $    135,351              --     $         --
--------------------------------------------------------------------------------
Class S**           3,026,757      95,978,443       2,595,791      106,660,992
--------------------------------------------------------------------------------
                                 $ 96,113,794                     $106,660,992
--------------------------------------------------------------------------------

Shares Redeemed
--------------------------------------------------------------------------------
Class AARP*         (116,193)    $(4,522,317)              --     $         --
--------------------------------------------------------------------------------
Class S**        (33,036,957)     (1,056,087,245) (22,000,974)     (971,630,792)
--------------------------------------------------------------------------------
                                 $(1,060,609,562)                 $(971,630,792)
--------------------------------------------------------------------------------

Net Increase (Decrease)
--------------------------------------------------------------------------------
Class AARP*            46,620    $  1,737,413              --     $         --
--------------------------------------------------------------------------------
Class S**             639,354       8,236,588         617,505       25,448,876
--------------------------------------------------------------------------------
                                 $  9,974,001                     $ 25,448,876
--------------------------------------------------------------------------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Development Fund (the "Fund") at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
September 14, 2001

Tax Information                                                     (Unaudited)
-------------------------------------------------------------------------------


The Fund paid distributions of $5.85 per share from net long-term capital gains during its year ended July 31, 2001, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $34,628,000 as capital gain dividends for its year ended July 31, 2001, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                       William F. Glavin*
   President and Trustee                    Vice President

Henry P. Becton, Jr.                     Sewall Hodges*
   Trustee; President, WGBH                 Vice President
   Educational Foundation
                                         Robert L. Horton*
Dawn-Marie Driscoll                         Vice President
   Trustee; President, Driscoll
   Associates; Executive Fellow,         James E. Masur*
   Center for Business Ethics,              Vice President
   Bentley College
                                         Howard S. Schneider*
Edgar R. Fiedler                            Vice President
   Trustee; Senior Fellow and
   Economic Counsellor, The              Blair J. Treisman*
   Conference Board, Inc.                   Vice President

Keith R. Fox                             Robert D. Tymoczko*
   Trustee; General Partner,                Vice President
   The Exeter Group of Funds
                                         John Millette*
Jean Gleason Stromberg                      Vice President and Secretary
   Trustee; Consultant
                                         Kathryn L. Quirk*
Jean C. Tempel                              Vice President and Assistant
   Trustee; Managing Director,              Secretary
   First Light Capital, LLC
                                         John R. Hebble*
Steven Zaleznick                            Treasurer
   Trustee; President and Chief
   Executive Officer, AARP               Thomas Lally*
   Services, Inc.                           Assistant Treasurer

Thomas V. Bruns*                         Brenda Lyons*
   Vice President                           Assistant Treasurer

Peter Chin*                              Caroline Pearson*
   Vice President                           Assistant Secretary

J. Brooks Dougherty*                     *   Zurich Scudder Investments, Inc.
   Vice President

James E. Fenger*
   Vice President

Investment Products and Services
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
 Scudder Funds
-----------------------------------------------------------------------------------------

Core                                         Income
   Scudder Balanced Fund                        Scudder GNMA Fund
   Scudder Growth and Income Fund               Scudder High-Yield Opportunity Fund
   Scudder S&P 500 Index Fund                   Scudder Income Fund
   Scudder Select 500 Fund                      Scudder Short-Term Bond Fund
   Scudder Small Company Stock Fund
                                             Tax-Free Income
Growth                                          Scudder California Tax-Free Income Fund*
   Scudder 21st Century Growth Fund             Scudder High-Yield Tax-Free Fund
   Scudder Capital Growth Fund                  Scudder Managed Municipal Bonds
   Scudder Development Fund                     Scudder Massachusetts Tax-Free Fund
   Scudder Large Company Growth Fund            Scudder Medium-Term Tax-Free Fund
   Scudder Select 1000 Growth Fund              Scudder New York Tax-Free Income Fund*

Value
   Scudder Dividend & Growth Fund            Money Market
   Scudder Large Company Value Fund             Scudder Cash Investment Trust
   Scudder Small Company Value Fund*            Scudder Money Market Series:
                                                  Prime Reserve Shares
Sector                                            Premium Shares
   Scudder Gold Fund                              Managed Shares
   Scudder Health Care Fund                     Scudder Tax-Free Money Fund
   Scudder Technology Innovation Fund           Scudder U.S. Treasury Money Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International
   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder Latin America Fund
   Scudder Pacific Opportunities Fund
   The Japan Fund, Inc.*

--------------------------------------------------------------------------------

*   Class S shares only

-----------------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
-----------------------------------------------------------------------------------------

Retirement Programs                             Education Accounts
   Traditional IRA                                 Education IRA
   Roth IRA                                        UGMA/UTMA
   SEP-IRA                                         IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities






-----------------------------------------------------------------------------------------
 Closed-End Funds
-----------------------------------------------------------------------------------------

   The Argentina Fund, Inc.                     Scudder High Income Trust
   The Brazil Fund, Inc.                        Scudder Intermediate Government Trust
   The Korea Fund, Inc.                         Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.    Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.        Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                  Scudder Municipal Income Trust

-----------------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.
Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program
--------------------------------------------------------------------------------

 Convenient ways to   Automatic Investment Plan
    invest, quickly
       and reliably   A convenient investment program in which money is
                      electronically debited from your bank account monthly to
                      regularly purchase fund shares and "dollar cost average" --
                      buy more shares when the fund's price is lower and fewer
                      when it's higher, which can reduce your average purchase
                      price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks
                      -- invested in up to four Scudder funds at one time.

                      *   Dollar cost averaging involves continuous investment
                          in securities regardless of price fluctuations and
                          does not assure a profit or protect against loss in
                          declining markets. Investors should consider their
                          ability to continue such a plan through periods of low
                          price levels.
----------------------------------------------------------------------------------

   Around-the-clock   Automated Information Lines
 electronic account
        service and   Scudder Class S Shareholders:
       information,   Call SAIL(TM)--1-800-343-2890
     including some
       transactions   AARP Investment Program Shareholders:
                      Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      myScudder.com

                      AARP Investment Program Shareholders--
                      aarp.scudder.com

                      Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                      The sites also provide prospectuses and applications for
                      all Scudder funds, blank forms, interactive worksheets,
                      news about Scudder funds, subscription to fund updates by
                      e-mail, retirement planning information, and more.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for   You designate the bank account, determine the schedule (as
    living expenses   frequently as once a month) and amount of the redemptions,
    can enjoy these   and Scudder does the rest.
        convenient,
        timely, and   Distributions Direct
 reliable automated
withdrawal programs   Automatically deposits your fund distributions into the
                      bank account you designate within three business days after each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically
                      crediting your redemption proceeds to the bank account you previously designated.
----------------------------------------------------------------------------------

           For more   Scudder Class S Shareholders:
  information about
     these services   Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at
                      1-800-253-2277
----------------------------------------------------------------------------------

 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to   Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
----------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS

Two International Place
Boston, MA 02110-4103


A member of [LOGO] Zurich Scudder Investments